Exhibit 10.3

AMENDMENT NO. 3 TO

TAX LIEN LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 3 TO TAX LIEN LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of October 26, 2015 is entered into by and among PFS FINANCIAL 1, LLC, as a borrower (“PFS1”), PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a borrower (“PFS2”), PFS FINANCE HOLDINGS, LLC, as the borrower representative (the “Borrower Representative”), and WELLS FARGO BANK, N.A., a national banking association (“Lender”). Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement (as defined below).

WHEREAS, the parties hereto are parties to that certain Tax Lien Loan and Security Agreement, dated as of May 15, 2013, as supplemented by the Joinder Agreement, dated as of May 24, 2013 (and as further amended, supplemented, restated or otherwise modified to the date hereof the “Loan Agreement”), by and among PFS 1, PFS2, the other borrowers party thereto from time to time (collectively with PFS1 and PFS2, the “Borrowers”), the Borrower Representative and Lender;

WHEREAS, the parties hereto desire to amend the Loan Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Amendments. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:
1.1    The definition of “Excess Concentration Amount” in Section 1.1 of the Loan Agreement is hereby amended by amending and restating clause (h) of such definition in its entirety as follows:
(h)    for the period from October 26, 2015, through and including, February 29, 2016, the amount by which advances with respect to Uncertified Tax Liens exceeds $15,000,000, and at all times thereafter, the amount by which advances with respect to Uncertified Tax Liens exceeds $10,000,000.
1.2    The definition of “LIBOR” in Section 1.1 of the Loan Agreement is hereby amended by adding the following to the end of such definition:
“Notwithstanding the foregoing, the minimum LIBOR shall be zero (0.00%).”

SECTION 2.    This Amendment shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

2.1    Amendment. Lender shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of each party hereto.
2.2    Other Information. Borrowers shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as Lender may reasonably request.
SECTION 3.    Miscellaneous.
3.1    References in Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Loan Agreement as amended hereby.
3.2     Effect on Loan Agreement. Except as specifically amended hereby, the Loan Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement, but shall constitute an amendment thereof.
3.3    No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Loan Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
3.4    Guarantor Ratification. Each of Encore Capital Group, Inc. and PFS Finance Holdings, LLC (each a “Guarantor” and collectively, the “Guarantors”) hereby ratifies and confirms that the respective Guaranty Agreement, as amended, supplemented, restated or otherwise modified to the date hereof, made by such Guarantor in favor of Lender, continues in full force and effect and unmodified except as expressly provided herein, and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or otherwise, and each Guarantor hereby consents, acknowledges and agrees to this Amendment and waives any common law, equitable or statutory rights that such parties might otherwise have as a result of or in connection with this Amendment.
3.5    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
3.6    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.7    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

3.8    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Loan Agreement.
3.9    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

PFS FINANCIAL 1, LLC, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By:    /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

PFS FINANCIAL 2, LLC, on behalf of itself and each of its Series, as a Borrower

By: PFS Finance Holdings, LLC, its sole member

By:    /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

PFS FINANCE HOLDINGS, LLC, as the Borrower Representative and on behalf of the Borrowers from time to time party to the Loan Agreement

By:    /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

[Signatures continue]

WELLS FARGO BANK, N.A.,
as Lender

By:    /s/ John Rhee
Name:    John Rhee
Title:    Director

Agreed to, accepted and ratified by:

ENCORE CAPITAL GROUP, INC.,
as a Guarantor

By:    /s/ Jonathan Clark
Name:    Jonathan Clark
Title:    EVP, Chief Financial Officer and Treasurer

PFS FINANCE HOLDINGS, LLC,
as a Guarantor
By:    /s/ Jonathan Clark
Name:    Jonathan Clark
Title:    Treasurer

[End of signatures]